HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO

33-19946                                               HV-1524 - Group Variable Annuity Contracts

Supplement dated January 25, 2013 to your Prospectus

1.  SUB-ADVISER CHANGE

FRANKLIN INCOME SECURITIES FUND - CLASS 2

Effective December 21, 2012, in the section entitled “The Funds”, under the Investment Objective tables for DC-I and DC-II, the information for the Franklin Income Securities Fund Sub-Account was deleted and replaced as follows:

Sub-Account	Investment Objective Summary	Investment Adviser/Sub- Adviser
Franklin Templeton Variable Insurance Products Trust
Franklin Income Securities Fund – Class 2	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc. Sub-advised by Templeton Investment Counsel, LLC (Investment Counsel)

2.  INVESTMENT ADVISER CHANGE

Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the investment adviser for the following Funds:

Hartford Balanced HLS Fund – Class IA

Hartford Capital Appreciation HLS Fund – Class IA

Hartford Dividend and Growth HLS Fund – Class IA

Hartford Growth HLS Fund – Class IA

Hartford Index HLS Fund – Class IA

Hartford International Opportunities HLS Fund – Class IA

Hartford Money Market HLS Fund – Class IA

Hartford SmallCap Growth HLS Fund – Class IA

Hartford Stock HLS Fund – Class IA

Hartford Total Return Bond HLS Fund – Class IA

Hartford U.S. Government Securities HLS Fund – Class IA

3.            INVESTMENT ADVISER CHANGE & SUB-ADVISER ADDITION

OPPENHEIMER GLOBAL SECURITIES FUND/VA – SERVICE SHARES

Effective January 1, 2013, (1) OFI Global Asset Management, Inc. replaced OppenheimerFunds, Inc. as investment adviser and (2) OppenheimerFunds, Inc. became the sub-adviser to the Oppenheimer Global Securities Fund/VA.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.